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                         FOR MSTGS OFFICIAL USE ONLY:
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         DATE APPLICATION RECEIVED: _ _-_ _-_ _      NEW REP. I.D. NO.:
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MSTG SOLUTIONS                                   INDEPENDENT REPRESENTATIVE FORM

_________ 3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
Revised          Telephone: 714-279-2980 Facsimile: 714-282-0035
1-20-2003      E-Mail: repsupport@mstgs.com Website: www.mstgs.com
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                         APPLICANT REQUIRED INFORMATION
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FIRST NAME:                M.I.:     LAST NAME:
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BIRTHDATE: _ _-_ _-_ _ _ _ (mm-dd-yyyy)
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SOCIAL SECURITY NO (or EIN/Fed. Tax I.D., if applicable): _ _ _-_ _-_ _ _ _
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COMPANY (if applicable):               STREET ADDRESS:
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CITY:                STATE:            ZIP:            COUNTRY:
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HOME TELEPHONE:          WORK TELEPHONE:          MOBILE TELEPHONE:
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FAX:                     E-MAIL ADDRESS:
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                               SPONSOR INFORMATION
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SPONSOR NAME:          SPONSOR ID NO:          SPONSOR TELEPHONE NO:
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            INDEPENDENT REPRESENTATIVE AGREEMENT (PLEASE CHOOSE ONE)
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_____  $99    OPTIONAL CUSTOMER REPRESENTATIVE: I elect to participate at the
              Optional Customer Representative Position.

_____  $499   OPTIONAL TEAM TRAINER: I elect to participate at the Optional Team
              Leader Position

1. I agree to participate in the MSTG Solutions, Inc.'s Independent Representative Program chosen above. I unconditionally agree to all terms and conditions in this Agreement, including the terms and conditions set forth in MSTG Solutions, Inc.'s Policies and Procedures. The Independent Representative Program consists of: 1) The initial administrative setup on MSTG Solutions, Inc.'s processing service which, along with other supporting services, pays all earned commissions and bonuses. 2) Basic Independent Representative Training appointed by other Independent Representatives for training and presenting. 3) The use of systems and resources.
2. I understand that the purchase of all MSTG Solutions, Inc. retail products and services is optional. I acknowledge that any purchase of sales aids, training materials or training is strictly voluntary. I also understand that if I choose to sponsor others to participate in MSTG Solutions, Inc.'s Marketing Plan, I will not receive any compensation whatsoever for the act of sponsoring or recruiting, and that I will be compensated based upon retail sales of MSTG Solutions, Inc. products and services to end customers. I acknowledge that permissible purchases shall automatically be modified to comply with exemption requirements set forth in any Local/State/Federal Laws.
3. I agree to conduct my MSTG Solutions, Inc. business in a professional manner and obey all Local/State/Federal Laws. I understand that participation in the program does not guarantee nor assure any profits or success. I certify to MSTG Solutions, Inc. that no such representation of income or success has been made to me by MSTG Solutions, Inc., or any of its Independent Representatives, and should that occur I commit to notifying MSTG Solutions, Inc. in writing, of such representation within
     (7) days of signing this agreement.
4. I agree to timely pay for any products, materials, services or other items that I purchase from MSTG Solutions, Inc. I acknowledge that MSTG Solutions, Inc. may offset such debt from any monies owing to me under its Marketing Plan. I may terminate this Independent Representative Agreement for any reason, at any time, by giving MSTG Solutions, Inc. prior written notice at its address of record. MSTG Solutions, Inc. may terminate this Agreement pursuant to its Policies and Procedures or in the event that I breach any part of this Agreement.
5. Upon request or written notice of termination of this Agreement pursuant to the procedures set forth in this Agreement within one [1] year from the date of purchase, MSTG Solutions, Inc. shall repurchase the Marketing Kit, provided that, the Marketing Kit is returned to MSTG Solutions, Inc. in a usable and resalable condition. The repurchase shall be at a price of not less than 90% of MSTG Solution, Inc.'s cost to provide the Marketing Kit to the Independent Representative.
I hereby apply to become an Independent Representative for MSTG Solutions, Inc. and have carefully read and agree to abide by all terms and conditions of this Agreement, the Marketing Plan and the MSTG Solutions, Inc. Policies and Procedures which are incorporated by reference herein.


Applicant Signature ___________________________________     Date _ _-_ _-_ _ _ _
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METHOD OF PAYMENT
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___  CASH
___  CHECK (please make payable to MSTG
     SOLUTIONS, INC.)
___  CREDIT CARD (please circle one):
     Visa          Mastercard
     Discover      American Express           CREDIT CARD IMPRINT SPACE
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CREDIT CARD NUMBER:          EXPIRATION:          BILLING TELEPHONE NO.:
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NAME ON CREDIT CARD:                   BILLING ADDRESS:
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CITY:                STATE:            ZIP:            COUNTRY:
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                             NOTICE OF CANCELLATION
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By signing below, I acknowledge that this "Method of Payment" portion is only an application and not a contract or an agreement with MSTG Solutions, Inc. MSTG Solutions, Inc. reserves the right, in their sole discretion, to reject this application for any or no reason. If this application is accepted, I further acknowledge that the relationship between me and the company is subject to all of the terms and conditions set forth in the Policies and Procedures of MSTG Solutions, Inc. I represent and warrant that [A] I have all requisite power and authority to bind the above -named company and to cause it to fulfill its obligations and agreements with MSTG Solutions, Inc. [B] The information provided above is accurate and complete. By signing below, I hereby authorize MSTG Solutions, Inc. to charge my bank account or credit card for the amount indicated above. The authority will remain in effect until I notify MSTG Solutions, Inc., in writing, to cancel it in such time as to afford the financial institution a reasonable opportunity to act upon it. I understand that I may cancel this transaction at any time prior to midnight of the third [3] business day after the date of the initial transaction. If I cancel within three [3] business days from the date of this Agreement, any payments made by me under this Agreement and any instrument executed by me will be returned within [3] business days following receipt by MSTG Solutions, Inc. of my Cancellation Notice. If I cancel, I must make any literature or materials I have received available for return to MSTG Solutions, Inc. in substantially as good condition as when received. To cancel this agreement, I must mail, via registered or certified mail, return receipt requested, or deliver personally to MSTG Solutions, Inc. a signed, dated copy of a Notice of Cancellation or send a telegram to: MSTG Solutions, Inc., 3111 N. Tustin St., Suite 280, Orange, CA 92865. If cancellation occurs after [3] business days from the date of this Agreement, then Item #5 in the Independent Representative Agreement above applies. Refunds are in compliance with applicable Local/State/Federal Law. If the cancellation period varies from state law, that state law will supersede the limitation contained herein.


Account Holder Signature _________________________________  Date _ _-_ _-_ _ _ _
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